UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934 (Amendment No.     )

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ANIMAL HEALTH INTERNATIONAL, INC.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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October 22, 2007

Dear Stockholder:

You are cordially invited to attend the annual meeting of stockholders of Animal Health International, Inc. (the “Company”) to be held at 9:00 a.m., local time, on Tuesday, November 20, 2007 at the Dallas Marriott Solana at 5 Village Circle, Westlake, TX 76262.

At this Annual Meeting, the agenda includes the election of two Class I directors for three-year terms and the consideration and vote upon such other business as may properly come before the Annual Meeting or any adjournments or postponements thereof. The Board of Directors unanimously recommends that you vote FOR the election of the director nominees.

Details regarding the matters to be acted upon at this Annual Meeting appear in the accompanying Proxy Statement. Please give this material your careful attention.

If you are a stockholder of record, please vote in one of the following three ways whether or not you plan to attend the Annual Meeting: (1) by completing, signing and dating the accompanying proxy card and returning it in the enclosed postage-prepaid envelope, (2) by completing your proxy using the toll-free telephone number listed on the proxy card, or (3) by completing your proxy on the Internet at the address listed on the proxy card. It is important that your shares be voted whether or not you attend the meeting in person. Votes made by phone or on the Internet must be received by 11:59 p.m., local time, on November 19, 2007. If you attend the Annual Meeting, you may vote in person even if you have previously returned your proxy card or completed your proxy by phone or on the Internet. Your prompt cooperation will be greatly appreciated.

Sincerely,

JAMES C. ROBISON

Chairman, President and Chief Executive Officer

ANIMAL HEALTH INTERNATIONAL, INC.

7 Village Circle, Ste 200

Westlake, TX 76262

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To Be Held on November 20, 2007

To the Stockholders of ANIMAL HEALTH INTERNATIONAL, INC.:

The Annual Meeting of Stockholders of ANIMAL HEALTH INTERNATIONAL, INC., a Delaware corporation (the “Company”), will be held on Tuesday, November 20, 2007, at 9:00 a.m., local time, at the Dallas Marriott Solana at 5 Village Circle, Westlake, TX 76262, for the following purposes:

1. To elect two (2) Class I members to the Board of Directors as directors, each to serve for a three-year term and until his successor has been duly elected and qualified or until his earlier resignation or removal; and

2. To consider and vote upon such other business as may properly come before the Annual Meeting or any adjournments or postponements thereof.

Only stockholders of record at the close of business on October 12, 2007, are entitled to notice of and to vote at the Annual Meeting and at any adjournment or postponement thereof. In the event there are not sufficient shares to be voted in favor of any of the foregoing proposals at the time of the Annual Meeting, the Annual Meeting may be adjourned in order to permit further solicitation of proxies.

All stockholders are cordially invited to attend the Annual Meeting in person. However, to assure your representation at the Annual Meeting, you are urged to vote in one of the following three ways whether or not you plan to attend the Annual Meeting: (1) by completing, signing and dating the accompanying proxy card and returning it in the postage-prepaid envelope enclosed for that purpose, (2) by completing your proxy using the toll-free number listed on the proxy card, or (3) by completing your proxy on the Internet at the address listed on the proxy card. Votes made by phone or on the Internet must be received by 11:59 p.m., local time, on November 19, 2007. If you attend the Annual Meeting, you may vote in person even if you have previously returned your proxy card or completed your proxy by telephone or on the Internet.

By Order of the Board of Directors,

JAMES C. ROBISON

Chairman, President and Chief Executive Officer

Westlake, TX

October 22, 2007

WHETHER OR NOT YOU EXPECT TO ATTEND THE ANNUAL MEETING, PLEASE COMPLETE, DATE AND SIGN THE ENCLOSED PROXY CARD AND MAIL IT PROMPTLY IN THE ENCLOSED ENVELOPE, COMPLETE YOUR PROXY USING THE TOLL-FREE TELEPHONE NUMBER LISTED ON THE ENCLOSED PROXY CARD OR COMPLETE YOUR PROXY ON THE INTERNET AT THE ADDRESS LISTED ON THE PROXY CARD IN ORDER TO ASSURE REPRESENTATION OF YOUR SHARES. NO POSTAGE NEED BE AFFIXED IF THE PROXY CARD IS MAILED IN THE UNITED STATES.

ANIMAL HEALTH INTERNATIONAL, INC.

7 Village Circle, Ste 200,

Westlake, TX 76262

PROXY STATEMENT

For the Annual Meeting of Stockholders

To Be Held on November 20, 2007

October 22, 2007

Proxies in the form enclosed with this Proxy Statement are solicited by the Board of Directors of ANIMAL HEALTH INTERNATIONAL, INC., a Delaware corporation (the “Company”), for use at the Annual Meeting of Stockholders to be held on Tuesday, November 20, 2007, at 9:00 a.m., local time, at the Dallas Marriott Solana at 5 Village Circle, Westlake, TX 76262, or at any adjournments or postponements thereof (the “Annual Meeting”).

An Annual Report to Stockholders, containing financial statements for the fiscal year ended June 30, 2007, is being mailed together with this Proxy Statement to all stockholders entitled to vote at the Annual Meeting. The Annual Report, however, is not a part of the proxy solicitation material. This Proxy Statement and the form of proxy will be mailed to stockholders on or about October 24, 2007.

The purposes of the Annual Meeting are to (i) elect two Class I directors for three-year terms and (ii) consider and vote upon such other business as may properly come before the Annual Meeting or any adjournments or postponements thereof. Only stockholders of record at the close of business on October 12, 2007 (the “Record Date”) will be entitled to receive notice of and to vote at the Annual Meeting. As of that date, 24,329,670 shares of common stock, par value $.01 per share, of the Company (the “Common Stock”) were issued and outstanding, and there were 130 stockholders of record. The holders of Common Stock are entitled to one vote per share on any proposal presented at the Annual Meeting. You may vote in one of the following three ways whether or not you plan to attend the Annual Meeting: (1) by completing, signing and dating the accompanying proxy card and returning it in the postage-prepaid envelope enclosed for that purpose, (2) by completing your proxy using the toll-free telephone number listed on the proxy card, or (3) by completing your proxy on the Internet at the address listed on the proxy card. Votes made by phone or on the Internet must be received by 11:59 p.m., local time, on November 19, 2007. If you attend the Annual Meeting, you may vote in person even if you have previously returned your proxy card or completed your proxy by phone or on the Internet.

Any proxy given pursuant to this solicitation may be revoked by the person giving it at any time before it is voted. Proxies may be revoked by (a) filing with the Secretary of the Company, before the taking of the vote at the Annual Meeting, a written notice of revocation bearing a later date than the proxy, (b) duly completing a later-dated proxy relating to the same shares and delivering it to the Secretary of the Company before the taking of the vote at the Annual Meeting, or (c) attending the Annual Meeting and voting in person (although attendance at the Annual Meeting will not in and of itself constitute a revocation of a proxy). Any written notice of revocation or subsequent proxy should be sent so as to be delivered to ANIMAL HEALTH INTERNATIONAL, INC., 7 Village Circle, Ste. 200, Westlake, TX 76262, Attention: General Counsel, before the taking of the vote at the Annual Meeting.

The representation in person or by proxy of at least a majority of the outstanding shares of Common Stock entitled to vote at the Annual Meeting is necessary to constitute a quorum for the transaction of business. Votes withheld from any nominee, abstentions and broker “non-votes” are counted as present or represented for purposes of determining the presence or absence of a quorum for the Annual Meeting. A “non-vote” occurs when a nominee holding shares for a beneficial owner votes on one proposal but does not vote on another proposal because, with respect to such other proposal, the nominee does not have discretionary voting power and has not received instructions from the beneficial owner.

For Proposal 1, the election of Class I directors, the nominees receiving the highest number of affirmative votes of the shares present or represented by proxy and entitled to vote on such matter at the Annual Meeting shall be elected as directors. Abstentions and broker “non-votes” will not be counted as voting with respect to the election of the Class I directors and, therefore, will not have an effect on the election of the Class I directors.

The persons named as attorneys-in-fact in the proxies, William F. Lacey and Damian Olthoff, were selected by the Board of Directors and are officers of the Company. All properly executed proxies returned in time to be counted at the Annual Meeting will be voted by such persons at the Annual Meeting. Where a choice has been specified on the proxy with respect to the foregoing matters, the shares represented by the proxy will be voted in accordance with the specifications. If no such specifications are indicated, such proxies will be voted FOR election of the director nominees.

Aside from the election of directors, the Board of Directors knows of no other matters to be presented at the Annual Meeting. If any other matter should be presented at the Annual Meeting upon which a vote properly may be taken, shares represented by all proxies received by the Board of Directors will be voted with respect thereto in accordance with the judgment of the persons named as attorneys-in-fact in the proxies.

PROPOSAL 1

ELECTION OF DIRECTORS

The Company’s Board of Directors currently consists of seven members. The Company’s certificate of incorporation divides the Board of Directors into three classes. One class is elected each year for a term of three years. The Board of Directors, upon the recommendation of the Nominating and Corporate Governance Committee, has nominated Messrs. James C. Robison and Michael Eisenson, and recommended that each be elected to the Board of Directors as a Class I director, each to hold office until the Annual Meeting of Stockholders to be held in the year 2010 and until his successor has been duly elected and qualified or until the earlier of his death, resignation or removal. Messrs. Robison and Eisenson are currently Class I directors whose terms expire at this Annual Meeting.

The Board of Directors is also composed of (i) two Class II directors (Mark Rosen and Ronald G. Steinhart), whose terms expire upon the election and qualification of directors at the Annual Meeting of Stockholders to be held in 2008 and (ii) three Class III directors (Brandon White, David W. Biegler and Robert C. Oelkers), whose terms expire upon the election and qualification of directors at the Annual Meeting of Stockholders to be held in 2009. Mr. James C. Robison, a director nominee, is our Chief Executive Officer and President.

The Board of Directors knows of no reason why either of the nominees would be unable or unwilling to serve, but if either nominee should for any reason be unable or unwilling to serve, the proxies will be voted for the election of such other person for the office of director as the Board of Directors may recommend in the place of such nominee. Unless otherwise instructed, the proxy holders will vote the proxies received by them for the nominees named below.

Vote Required For Approval

A quorum being present, the nominees receiving the highest number of affirmative votes of the shares present or represented by proxy and entitled to vote on such matter at the Annual Meeting shall be elected as directors.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE ELECTION OF THE NOMINEES LISTED BELOW.

The following table sets forth the nominees to be elected at the Annual Meeting and continuing directors, the year each such nominee or director was first elected a director of the Company or its predecessor, the positions with the Company currently held by each nominee and director, the year each nominee’s or director’s current term will expire and each nominee’s and director’s current class:

Nominee’s or Director’s Name and Year First Became a Director	Position(s) with the Company	Year Current Term Will Expire	Current Class of Director
Nominees for Class I Directors:
James C. Robison — 1997	Chief Executive Officer, President and Chairman	2007	I
Michael Eisenson — 2005	Director	2007	I

Continuing Directors:
Mark Rosen — 2005	Director	2008	II
Ronald G. Steinhart — 2007	Director	2008	II
David W. Biegler — 2007	Director	2009	III
Robert C. Oelkers — 2007	Director	2009	III
Brandon White — 2005	Director	2009	III

MANAGEMENT

Directors and Executive Officers

The following table sets forth the director nominees to be elected at the Annual Meeting, the directors, executive officers and key employees of the Company, their ages, and the positions currently held by each such person with the Company immediately prior to the Annual Meeting.

Name	Age	Position
Directors and Executive Officers:
James C. Robison	52	Chief Executive Officer, President and Director (Nominee)
William F. Lacey	50	Senior Vice President and Chief Financial Officer
Kathy C. Hassenpflug	55	Vice President-Human Resources
Damian Olthoff	32	General Counsel and Corporate Secretary
David W. Biegler(1)(2)	61	Director
Michael Eisenson(2)(3)	52	Director (Nominee)
Robert C. Oelkers(1)	63	Director
Mark Rosen(1)(3)	57	Director
Ronald G. Steinhart(1)(3)	67	Director
Brandon White(2)	34	Director

Other Key Employees:
Brian N. Bagnall	61	Vice President-Information Systems
Allen R. Carmichael	49	Group President, Beef
Larry Delozier	47	Group President, Swine/Poultry
Doug Harris	49	Group President, Dairy
Jon A. Kuehl	54	Group President, Dealer
Rob Mart	51	Vice President-Marketing
Mark Middleton	47	Group President, Veterinary
Henry H. Moomaw III	44	Vice President-Controller
Larry Spurlock	38	Director of Operations
Jeff Williams	44	Vice President-Sales

(1)	Member of the Audit Committee.
(2)	Member of the Compensation Committee.
(3)	Member of the Nominating and Corporate Governance Committee.

James C. Robison. Mr. Robison has served as our Chairman, President and Chief Executive Officer since 1997. Prior to joining us, Mr. Robison was an Executive Vice President, Chief Operating Officer and a director of General Medical Corporation. Mr. Robison holds a B.B.A. from the University of Texas and an M.A. from the University of Texas-Dallas.

William F. Lacey. Mr. Lacey has served as our Senior Vice President and Chief Financial Officer since 2003. Prior to joining us, Mr. Lacey was Vice President and Chief Financial Officer of Rawlings Sporting Goods Co., Inc., a manufacturer and retailer of sports equipment and apparel, from 2000 to 2003. Mr. Lacey holds a B.S. from the University of Alabama.

Kathy C. Hassenpflug. Ms. Hassenpflug has served as our Vice President-Human Resources since July 2007; and our Director of Human Resources from November 1998 to July 2007. Ms. Hassenpflug holds a B.S. from the Virginia Polytechnic Institute and State University.

Damian Olthoff. Mr. Olthoff has served as our General Counsel and Corporate Secretary since 2005. Prior to joining us, Mr. Olthoff was Staff Counsel of TrinTel Communications, Inc. an owner, operator and developer of infrastructure for the wireless communications industry, from 2001 to 2005. Prior to that, Mr. Olthoff was with Sprint (now SprintNextel). Mr. Olthoff holds a B.B.A. from the University of Missouri at Kansas City and a J.D. from the University of Missouri at Kansas City.

David W. Biegler. Mr. Biegler has served as a director since January 2007. Mr. Biegler has been Chairman of Estrella Energy L.P., a company engaged in natural gas transportation and processing, since September 2003. Mr. Biegler retired as Vice Chairman of TXU Corporation at the end of 2001, having served TXU Corporation as President and Chief Operating Officer from 1997 until 2001. Mr. Biegler previously served as Chairman, President and CEO of ENSERCH Corporation from 1993 to 1997. Mr. Biegler is also a director of Dynegy Inc., Trinity Industries, Inc., Southwest Airlines Co. and Austin Industries. Mr. Biegler holds a B.S. from St. Mary’s University and completed the Harvard University Advanced Management Program.

Michael Eisenson. Mr. Eisenson has served as a director since June 2005. He co-founded Charlesbank Capital Partners, LLC, a private equity firm, in 1998, and currently serves as Managing Director and Chief Executive Officer. Prior to the formation of Charlesbank Capital Partners, LLC, Mr. Eisenson was the President of Harvard Private Capital Group. Mr. Eisenson is a member of the board of directors of Penske Auto Group, Inc. and Catlin Group Ltd. Mr. Eisenson holds a B.A. from Williams College and a J.D. and M.B.A. from Yale University.

Robert C. Oelkers. Mr. Oelkers has served as a director since September 2007. He served as President of Texaco International Trader Inc. from April 1999 until his retirement in October 2001. Mr. Oelkers served as Vice President and Comptroller of Texaco Inc. from April 1994 until March 1999. Mr. Oelkers was employed by Texaco Inc. from 1966 until his retirement. He has served in leadership roles with several organizations, including the Board of Trustees of Pace University in New York and as a member of the Financial Accounting Standards Board’s Advisory Committee. Mr. Oelkers is a member of the board of directors of Dynegy, Inc. Mr. Oelkers holds a B.A. from Pace University.

Mark Rosen. Mr. Rosen has served as a director since June 2005. He co-founded Charlesbank Capital Partners, LLC, a private equity firm, in 1998, and currently serves as a Managing Director. Prior to the formation of Charlesbank Capital Partners, LLC, Mr. Rosen was a Managing Director of Harvard Private Capital Group. Mr. Rosen holds a B.A. from Amherst College and a J.D. from Yale University.

Ronald G. Steinhart. Mr. Steinhart has served as a director since January 2007. Mr. Steinhart served as Chairman and Chief Executive Officer of the Commercial Banking Group of Bank One Corporation from December 1996 until his retirement in January 2000. From January 1995 to December 1996, Mr. Steinhart was Chairman and Chief Executive Officer of Bank One, Texas, N.A. Mr. Steinhart joined Bank One in connection with its merger with Team Bank, which he founded in 1988. Mr. Steinhart is a member of the board of directors of Penson Worldwide, Inc., Texas Industries, Inc., and Penske Auto Group, Inc. and serves as a trustee of the MFS/Compass Group of mutual funds. Mr. Steinhart also serves on the advisory boards of JP Morgan Chase Dallas and SunTx Capital Partners. Mr. Steinhart holds a B.B.A. and an M.B.A. from the University of Texas at Austin and is a Certified Public Accountant.

Brandon White. Mr. White has served as a director since June 2005. He has been employed by Charlesbank Capital Partners, LLC, a private equity firm, since 1998, and currently serves as a Managing Director. Prior to joining Charlesbank Capital Partners, LLC, Mr. White was employed by Harvard Private Capital Group. Mr. White holds a B.A. from Brigham Young University.

Executive officers of the Company are elected by the Board of Directors on an annual basis and serve until their successors have been duly elected and qualified.

Board of Directors

The Board of Directors met seven times during the fiscal year ended June 30, 2007, and took action by unanimous written consent three times. Each of the directors attended at least 75% of the aggregate number of meetings of the Board of Directors and the total number of meetings of all committees of the Board of Directors on which he served during the portion of fiscal 2007 during which he served. The Board of Directors has standing Audit, Compensation, and Nominating and Corporate Governance Committees. Each committee has a charter that has been approved by the Board of Directors. Each committee is required to review the appropriateness of its charter at least annually.

Audit Committee

The Audit Committee of the Board of Directors currently consists of Mark Rosen (Chairman), David W. Biegler, Robert C. Oelkers, and Ronald G. Steinhart. Messrs. Rosen, Biegler and Steinhart have served on the Audit Committee since our initial public offering in January 2007. Mr. Oelkers has served on the Audit Committee since September 2007.

The Board of Directors has determined that Messrs. Biegler, Oelkers and Steinhart each meet the independence requirements promulgated by The Nasdaq Stock Market, Inc. (“Nasdaq”) and the Securities and Exchange Commission (“SEC”), including Rule 10A-3(b)(1) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”). In addition, the Board of Directors has determined that each member of the Audit Committee is financially literate and that Messrs. Biegler, Oelkers, Rosen and Steinhart each qualify as an “audit committee financial expert” under the rules of the SEC. Stockholders should understand that this designation is a disclosure requirement of the SEC related to the experience and understanding of Messrs. Biegler, Oelkers, Rosen and Steinhart with respect to certain accounting and auditing matters. The designation does not impose upon Messrs. Biegler, Oelkers, Rosen and Steinhart any duties, obligations or liability that are greater than are generally imposed on other members of the Board of Directors, and designation as an audit committee financial expert pursuant to this SEC requirement does not affect the duties, obligations or liability of any other member of the Board of Directors. As required by Nasdaq and SEC independence rules, Mr. Rosen will resign from the Audit Committee prior to January 30, 2008, the twelve month anniversary of our initial public offering.

The Audit Committee met four times during the fiscal year ended June 30, 2007. The Audit Committee operates under a written charter adopted by the Board of Directors, a copy of which is included as Appendix A to this Proxy Statement and is also available at the Investor Relations section of the Company’s website at http://www.ahii.com.

As described more fully in its charter, the Audit Committee oversees the Company’s accounting and financial reporting processes, internal controls and audit functions. In fulfilling its role, the Audit Committee’s responsibilities include, but are not limited to:

•	appointing, approving the compensation of, and assessing the independence of our independent auditor, KPMG LLP;

•	overseeing the work of our independent auditor, including through the receipt and consideration of certain reports from the independent auditor;

•	resolving disagreements between management and our independent auditor;

•	pre-approving all auditing and permissible non-audit services (except de minimis non-audit services), and the terms of such services, to be provided by our independent auditor;

•	reviewing and discussing with management and the independent auditors our annual and quarterly financial statements and related disclosures;

•	coordinating the oversight of our internal control over financial reporting, and disclosure controls and procedures;

•	discussing our risk management policies;

•	establishing policies regarding hiring employees from the independent auditor and procedures for the receipt and retention of accounting related complaints and concerns; and

•	meeting independently with our independent auditors and management.

Additionally, the Audit Committee is responsible for preparing the Audit Committee report for inclusion in this Proxy Statement in accordance with applicable rules and regulations.

Compensation Committee

The Compensation Committee currently consists of Michael Eisenson (Chairman), Brandon White and David W. Biegler. Messrs. Eisenson, White and Biegler have served on the Compensation Committee since our initial public offering in January 2007. The Compensation Committee is responsible for determining and making recommendations with respect to all forms of compensation to be granted to executive officers of the Company. In fulfilling its role, the Compensation Committee’s responsibilities include, but are not limited to:

•	annually reviewing and approving corporate goals and objectives relevant to the compensation of our Chief Executive Officer;

•	evaluating the performance of our Chief Executive Officer in light of such corporate goals and objectives and determining the compensation of our Chief Executive Officer;

•	determining the compensation of our other executive officers;

•	overseeing an evaluation of our senior executives;

•	overseeing and administering our incentive-based compensation plans and equity-based compensation plans; and

•	reviewing and making recommendations to the Board with respect to director compensation.

Additionally, the Compensation Committee is responsible for preparing the Compensation Committee report for inclusion in this Proxy Statement in accordance with applicable rules and regulations.

The Board of Directors has determined that Messrs. Eisenson, White and Biegler of the Compensation Committee each meet the independence requirements promulgated by Nasdaq. The Compensation Committee met one time during the fiscal year ended June 30, 2007. The Compensation Committee operates under a written charter adopted by the Board of Directors, a current copy of which is available at the Investor Relations section of the Company’s website at http://www.ahii.com.

Nominating and Corporate Governance Committee

The Nominating and Corporate Governance Committee currently consists of Michael Eisenson (Chairman), Mark Rosen and Ronald G. Steinhart. Messrs. Eisenson, Rosen and Steinhart have served on the Nominating and Corporate Governance Committee since our initial public offering in January 2007. In fulfilling its role, the Nominating and Corporate Governance Committee’s responsibilities include, but are not limited to:

•	developing and recommending to the Board criteria for Board and committee membership;

•	establishing procedures for identifying and evaluating director candidates including nominees recommended by stockholders;

•	identifying individuals qualified to become Board members;

•	establishing procedures for stockholders to submit recommendations for director candidates;

•	recommending to the Board the persons to be nominated for election as directors and to each of the Board’s committees;

•	developing and recommending to the Board a set of corporate governance guidelines; and

•	overseeing the evaluation of the Board and management.

As described below in the section entitled “Policies Governing Director Nominations,” the Nominating and Corporate Governance Committee will consider nominees recommended by stockholders.

The Board of Directors has determined that Messrs. Eisenson, Rosen and Steinhart of the Nominating and Corporate Governance Committee each meet the independence requirements promulgated by Nasdaq. The Nominating and Corporate Governance Committee met one time during the fiscal year ended June 30, 2007. The Nominating and Corporate Governance Committee operates under a written charter adopted by the Board of Directors, a current copy of which is available at the Investor Relations section of the Company’s website at http://www.ahii.com.

For more corporate governance information, you are invited to access the Investor Relations section of the Company’s website available at http://www.ahii.com.

Independence of Members of the Board of Directors

The Board of Directors has determined that Messrs. Biegler, Eisenson, Oelkers, Rosen, Steinhart and White are independent within the meaning of the director independence standards of Nasdaq, and Messrs. Biegler, Oelkers, and Steinhart are independent within the meaning of the director independence standards of the SEC. The Board of Directors has determined that the Compensation and Nominating and Corporate Governance committees of the Board of Directors are currently independent within the meaning of Nasdaq’s and the SEC’s director independence standards. The Board of Directors has determined that Mr. Rosen, due to his affiliation with Charlesbank Capital Partners, LLC, is not currently independent within the meaning of the SEC’s audit committee independence standards under Exchange Act Rule 10A-3(b)(1), and therefore he will resign from the Audit Committee prior to January 30, 2008, the twelve month anniversary of our initial public offering, thus making the Audit Committee independent within the meaning of Nasdaq’s and the SEC’s director independence standards.

Executive Sessions of Independent Directors

Non-management members of the Board of Directors meet without the employee directors of the Company following regularly scheduled in-person meetings of the Board of Directors. Executive sessions of the independent directors are held at least one time each year following regularly scheduled in-person meetings of the Board of Directors. These executive sessions include only those directors who meet the independence requirements promulgated by Nasdaq, and Mr. Eisenson is responsible for chairing these executive sessions.

Compensation Committee Interlocks and Insider Participation

None of our executive officers serves as a member of the compensation committee, or other committee serving an equivalent function, of any other entity that has one or more of its executive officers serving as a member of our Compensation Committee. During part of fiscal 2007 prior to our Initial Public Offering, James C. Robison, our President and Chief Executive Officer, was a member of our Compensation Committee.

Policies Governing Director Nominations

Director Qualifications

The Nominating and Corporate Governance Committee of the Board of Directors is responsible for reviewing with the Board of Directors from time to time the appropriate qualities, skills and characteristics desired of members of the Board of Directors in the context of the needs of the business and current make-up of the Board of Directors. The Nominating and Corporate Governance Committee must be satisfied that each committee-recommended nominee shall have the highest personal and professional integrity, shall have demonstrated exceptional ability and judgment, and shall be most effective, in conjunction with the other nominees to the Board of Directors, in collectively serving the long-term interests of the stockholders. In addition to these minimum qualifications, the Nominating and Corporate Governance Committee shall recommend that the Board of Directors select persons for nomination to help ensure that a majority of the Board of Directors shall be “independent,” in accordance with the standards established by Nasdaq, and that at least one member of the Audit Committee shall have such experience, education and other qualifications necessary to qualify as an “audit committee financial expert,” as defined by SEC rules. Finally, in addition to any other standards the Nominating and Corporate Governance Committee may deem appropriate from time to time for the overall structure and composition of the Board of Directors, the Nominating and Corporate Governance Committee may consider whether a nominee has direct experience in the industry or in the markets in which we operate and whether the nominee, if elected, will assist in achieving a mix of Board members that represents a diversity of background and experience.

Process for Identifying and Evaluating Director Nominees

The Board of Directors is responsible for selecting its own members. The Board of Directors delegates the selection and nomination process to the Nominating and Corporate Governance Committee, with the expectation that other members of the Board of Directors, and of management, will be requested to take part in the process as appropriate.

Generally, the Nominating and Corporate Governance Committee identifies candidates for director nominees in consultation with management, through the use of search firms or other advisors, through the recommendations submitted by stockholders or through such other methods as the Nominating and Corporate Governance Committee deems to be helpful to identify candidates. Once candidates have been identified, the Nominating and Corporate Governance Committee confirms that the candidates meet all of the minimum qualifications for director nominees established by the Nominating and Corporate Governance Committee. The Nominating and Corporate Governance Committee may gather information about the candidates through interviews, detailed questionnaires, comprehensive background checks or any other means that the Nominating and Corporate Governance Committee deems to be helpful in the evaluation process. The Nominating and Corporate Governance Committee then meets as a group to discuss and evaluate the qualities and skills of each candidate, both on an individual basis and taking into account the overall composition and needs of the Board of Directors. Based on the results of the evaluation process, the Nominating and Corporate Governance Committee recommends candidates for the Board of Directors’ approval as director nominees for election to the Board of Directors. The Nominating and Corporate Governance Committee also recommends candidates to the Board of Directors for appointment to the committees of the Board of Directors.

Procedures for Recommendation of Director Nominees by Stockholders

The Nominating and Corporate Governance Committee will review and consider director nominee candidates who are recommended by stockholders of the Company. Stockholders, in submitting recommendations to the Nominating and Corporate Governance Committee for director nominee candidates, shall follow the following procedures:

The Company must receive any such recommendation for nomination not less than 120 calendar days prior to the first anniversary of the date the Company’s proxy statement was released to stockholders in connection with the previous year’s annual meeting.

All such recommendations for director nominees must be in writing and include the following:

•	The name and address of record of the stockholder;

•

A representation that the stockholder is a record holder of the Company’s securities, or if the stockholder is not a record holder, evidence of ownership in accordance with Rule 14a-8(b)(2) of the Exchange Act;

•

The name, age, business and residential address, educational background, current principal occupation or employment, and principal occupation or employment for the preceding five (5) full fiscal years of the proposed director nominee candidate;

•

A description of the qualifications and background of the proposed director nominee candidate which addresses the minimum qualifications and other criteria for Board membership approved by the Nominating and Corporate Governance Committee from time to time and set forth in Nominating and Corporate Governance Committee charter;

•	A description of all arrangements or understandings between the stockholder and the proposed director nominee candidate;

•

The consent of the proposed director nominee candidate (i) to be named in the proxy statement relating to the Company’s annual meeting of stockholders and (ii) to serve as a director if elected at such annual meeting; and

•	Any other information regarding the proposed director nominee candidate that is required to be included in a proxy statement filed pursuant to SEC rules.

Nominations must be sent to the attention of the General Counsel of the Company by U.S. mail (including courier or expedited delivery service) to:

ANIMAL HEALTH INTERNATIONAL, INC.

7 Village Circle, Ste. 200

Westlake, TX 76262

Attn: General Counsel

The General Counsel of the Company will promptly forward any such nominations to the Nominating and Corporate Governance Committee. As a requirement to being considered for nomination to the Company’s Board of Directors, a candidate may need to comply with the following minimum procedural requirements:

•	A candidate may be required to undergo a comprehensive private investigation background check by a qualified company of the Company’s choosing; and

•	A candidate may be required to complete a detailed questionnaire regarding his or her experience, background and independence.

Once the Nominating and Corporate Governance Committee receives the nomination of a candidate and the candidate has complied with the minimum procedural requirements above, such candidacy will be evaluated and a recommendation with respect to such candidate will be delivered to the Board of Directors. In addition to these procedures for recommending a director nominee to the Nominating and Corporate Governance Committee, a stockholder may propose an individual for election to the Board of Directors in accordance with the Company’s By-Laws, as described in the “Stockholder Proposals” section of this Proxy Statement.

Policy Governing Securityholder Communications with the Board of Directors

The Board of Directors provides to every securityholder the ability to communicate with the Board of Directors as a whole and with individual directors on the Board of Directors through an established process for securityholder communication as follows:

For communications directed to the Board of Directors as a whole, securityholders may send such communications to the attention of the Chairman of the Board of Directors by U.S. mail (including courier or expedited delivery service) to:

ANIMAL HEALTH INTERNATIONAL, INC.

7 Village Circle, Ste. 200

Westlake, TX 76262

Attn: Chairman of the Board of Directors

For securityholder communications directed to an individual director in his or her capacity as a member of the Board of Directors, securityholders may send such communications to the attention of the individual director by U.S. mail (including courier or expedited delivery service) to:

ANIMAL HEALTH INTERNATIONAL, INC.

7 Village Circle, Ste. 200

Westlake, TX 76262

Attn: [Name of the Director]

The Company will forward any such securityholder communication to the Chairman of the Board of Directors, as a representative of the Board of Directors, or to the director to whom the communication is addressed.

Policy Governing Director Attendance at Annual Meetings of Stockholders

The Company’s policy is that one of the Board of Directors’ regular meetings should be scheduled on the same day as the Company’s Annual Meeting of Stockholders, and all directors are encouraged to attend the Company’s Annual Meeting of Stockholders. This is our first Annual Meeting of Stockholders since we consummated our initial public offering on January 30, 2007.

Board of Directors Evaluation Program

In order to maintain the Company’s governance standards, the Board of Directors is required to undertake annually a formal self-evaluation process. As part of this process, the Board of Directors evaluates a number of competencies, including but not limited to: Board structure; Board roles; Board processes; Board composition, orientation and development; and Board dynamics, effectiveness and involvement. The evaluation process also includes consideration of the appropriate Board size, succession planning and the technical, business and organizational skills required of future Board members.

Code of Ethics

The Company has adopted a “code of ethics,” as defined by regulations promulgated under the Securities Act of 1933, as amended (the “Securities Act”), and the Exchange Act, that applies to all of the Company’s directors and employees worldwide, including its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. A current copy of the Code of Business Conduct is available at the Investor Relations section of the Company’s website at http://www.ahii.com. A copy of the Code of Business Conduct may also be obtained, free of charge, from the Company upon written request directed to: ANIMAL HEALTH INTERNATIONAL, INC., 7 Village Circle, Ste. 200, Westlake, TX 76262, Attention: General Counsel. The Company intends to disclose any amendment to or waiver of a provision of the Code of Business Conduct that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, by posting such information on its website available at http://www.ahii.com.

For more corporate governance information, you are invited to access the Investor Relations section of the Company’s website available at http://www.ahii.com.

Certain Business Relationships and Related Party Transactions

In accordance with its charter, the Audit Committee conducts an appropriate review of all related party transactions for potential conflict of interest situations on an ongoing basis, and the approval of the Audit Committee is required for all related party transactions.

Cash dividend

In September 2006, we paid an aggregate cash dividend of $53.3 million to the holders of shares of our preferred stock, including $47.8 million to investment funds affiliated with Charlesbank Capital Partners, LLC, and the following amounts to the following executive officers: $2.7 million to James C. Robison, $1.3 million to W. Greg Eveland and $0.7 million to William F. Lacey. In September 2006, we also paid an aggregate cash dividend of approximately $1.2 million to the holders of shares of our Common Stock, including the following amounts to the following executive officers: $0.4 million to James C. Robison, $0.2 million to W. Greg Eveland and $0.2 million to William F. Lacey.

Management and Advisory Services Agreement

On June 30, 2005, investment funds affiliated with Charlesbank Capital Partners, LLC, in conjunction with the existing management team, acquired all of the outstanding stock of Animal Health International, Inc. In connection with the acquisition, we entered into a management and advisory services agreement with Charlesbank Capital Partners, LLC. This agreement terminated effective upon the closing of our initial public offering in January 2007. In connection with this termination, we paid Charlesbank Capital Partners, LLC approximately $146,000, representing the prorated portion of the fees due under the agreement for management and advisory services provided in fiscal 2007 and reimbursement for out-of-pocket expenses.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information regarding beneficial ownership of the Company’s Common Stock as of the Record Date: (i) by each person who is known by the Company to beneficially own more than 5% of the outstanding shares of Common Stock; (ii) by each director or nominee of the Company; (iii) by each executive officer of the Company named in the Summary Compensation Table set forth below under “Compensation and Other Information Concerning Directors and Officers;” and (iv) by all directors and executive officers of the Company as a group.

The applicable ownership percentage is based upon 24,329,670 shares of our Common Stock outstanding as of the Record Date.

Name and Address of Beneficial Owner (1)	Shares Beneficially Owned	Percentage
Charlesbank (2)	7,165,341	29.5%
James C. Robison	1,457,383	6.0%
William F. Lacey	530,431	2.2%
W. Greg Eveland	694,019	2.9%
Kathy C. Hassenpflug	21,072	*
Damian Olthoff	6,113	*
David W. Biegler	0	*
Michael Eisenson (3)	7,165,341	29.5%
Robert C. Oelkers	0	*
Mark Rosen (4)	7,165,341	29.5%
Ronald G. Steinhart	9,090	*
Brandon White (5)	7,165,341	29.5%
All executive officers and directors as a group (11 persons)	9,883,449	40.6%

*	Represents less than 1% of the outstanding shares of Common Stock.
(1)	Except as otherwise indicated, addresses are c/o Animal Health International, Inc., 7 Village Circle, Suite 200, Westlake, TX 76262. The address of Charlesbank Capital Partners, LLC, Mr. Eisenson, Mr. Rosen and Mr. White is c/o Charlesbank Capital Partners, LLC, 200 Clarendon Street, 54th Floor, Boston, MA 02116.
(2)	Amounts shown reflect the aggregate number shares of Common Stock held by Charlesbank Equity Fund VI, Limited Partnership, CB Offshore Equity Fund VI, L.P., Charlesbank Equity Coinvestment Fund VI, Limited Partnership, and Charlesbank Coinvestment Partners, Limited Partnership (collectively, “Charlesbank”). Investment and voting control of Charlesbank is held by Charlesbank Capital Partners, LLC.
(3)	Mr. Eisenson is a Managing Director and Chief Executive Officer of Charlesbank Capital Partners, LLC and may be considered to have beneficial ownership of Charlesbank’s interest in us. Mr. Eisenson disclaims beneficial ownership of all such shares, except to the extent of his pecuniary interest therein. Mr. Eisenson has been a member of our Board of Directors since June 2005. See note 2 above.
(4)	Mr. Rosen is a Managing Director of Charlesbank Capital Partners, LLC and may be considered to have beneficial ownership of Charlesbank’s interest in us. Mr. Rosen disclaims beneficial ownership of all such shares, except to the extent of his pecuniary interest therein. Mr. Rosen has been a member of our Board of Directors since June 2005. See note 2 above.
(5)	Mr. White is a Managing Director of Charlesbank Capital Partners, LLC and may be considered to have beneficial ownership of Charlesbank’s interest in us. Mr. White disclaims beneficial ownership of all such shares, except to the extent of his pecuniary interest therein. Mr. White has been a member of our Board of Directors since June 2005. See note 2 above.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Exchange Act requires the Company’s directors, executive officers and holders of more than 10% of the Company’s Common Stock (collectively, “Reporting Persons”) to file with the SEC initial reports of ownership and reports of changes in ownership of Common Stock of the Company. Such persons are required by regulations of the SEC to furnish the Company with copies of all such filings. The Company became subject to Section 16(a) reporting obligations on January 30, 2007, upon the SEC declaring the registration statement for our initial public offering effective. Based on its review of the copies of such filings received by it from January 30, 2007 to the present, the Company believes that no Reporting Person filed a late report.

EXECUTIVE COMPENSATION

Compensation Discussion and Analysis

We provide what we believe is a competitive total compensation package to our executive management team through a combination of base salary, cash incentives, a long-term equity incentive compensation plan, and a broad-based benefits program.

We place significant emphasis on performance-based compensation, which makes payments when certain Company and individual goals are achieved and/or when significant stockholder value is created. This Compensation Discussion and Analysis explains our compensation philosophy, policies and practices with respect to our chief executive officer, chief financial officer, and the other three most highly compensated executive officers, who are collectively referred to as our “named executive officers.”

The Objectives of our Executive Compensation Program.

We believe that executive compensation should be sufficient to attract and retain competent persons and provide incentives to motivate and reward executives for achieving the strategic, financial and operational goals essential to our long-term success and growth in stockholder value. To this end, the Compensation Committee determines executive compensation by applying the following key principles:

•	that executive compensation should depend upon the Company’s performance and individual performance;

•	that the interests of executives should be closely aligned with those of stockholders through equity-based compensation; and

•	that compensation should be appropriate and fair in comparison to the compensation provided to executives by other companies with which we are competing for executive talent.

Our Compensation Committee

Our Compensation Committee of the Board of Directors oversees the development of our compensation plans and policies for executive officers. The Compensation Committee charter outlines the responsibilities of the Compensation Committee. Our Compensation Committee has been delegated the authority to determine all forms of compensation to be granted to our executive officers in furtherance of our compensation objectives. The Compensation Committee is composed entirely of non-employee directors. See “Management—Compensation Committee” and “Management—Compensation Committee Interlocks and Insider Participation.” In making its decisions regarding executive compensation, the committee considers input from the chief executive officer and the chief financial officer, but meets outside the presence of all executive officers when making final decisions.

We have not retained a compensation consultant to review our policies and procedures with respect to executive compensation. In determining the amount and mix of compensation elements, the Compensation Committee relies upon its own experience and its own judgment about each individual executive officer, and not on rigid formulas, taking into account the following factors:

•	the scope and strategic impact of the executive officer’s responsibilities;

•	the Company’s past business performance and future expectations;

•	the performance and experience of each individual;

•	past salary levels of each individual and of the executives as a group;

•	for each executive officer, other than the chief executive officer, the evaluations and recommendations of the chief executive officer; the CEO is evaluated by the independent directors; and

•	relative levels of pay among the Company’s executives.

Compensation Components

Executive compensation currently includes the following elements:

Base Salary

We design base salaries to compensate our executives for their position and level of responsibility. Each of our named executive officers, other than Ms. Hassenpflug, has an employment agreement with the Company. The Compensation Committee reviews base salaries annually and may adjust individual salaries commensurately with performance, business impact, tenure and experience, and changes in job responsibilities and market practice. When establishing the base salary of any executive officer, we also consider business requirements for certain skills, individual experience and contributions, the roles and responsibilities of the executive and other factors. We believe that a competitive base salary is necessary to attract and retain an executive management team with the appropriate abilities and experience required to lead us.

Cash Incentives

The Compensation Committee has not adopted a formula-based cash incentive performance bonus plan for the named executive officers. We did award discretionary cash bonuses during 2007, in recognition of our unique accomplishments during the year, including the completion of a successful initial public offering, record sales revenue, and the successful acquisition and integration of several strategic acquisitions. The Compensation Committee intends to establish a performance bonus plan for executive officers during our 2008 fiscal year, with the expectation that a large portion of executive compensation going forward will be performance-based. Performance goals will vary depending on the individual executive, but are expected to relate generally to factors such as financial, operational and acquisition objectives.

Stock Options

We believe that equity ownership in our Company is important to provide our executive officers with long-term incentives to build value for our stockholders. Our Compensation Committee’s general policy is to grant stock options at regularly scheduled meetings, with an exercise price per share equal to the closing price of our Common Stock on the date of grant. Each executive officer is initially provided with an option grant when he or she joins us based upon their position with us and their relevant prior experience. These initial grants generally vest in annual installments over four years from the commencement of employment. We spread the vesting of our options over a period of four to five years to compensate executives for their contribution over a period of time and to give our executives an incentive to remain with us.

In addition to the initial option grants, our Compensation Committee may grant additional options to retain our executives and to reward the achievement of corporate goals and strong individual performance. We expect that we will continue to rely on performance-based and retention grants in our 2008 fiscal year to provide additional incentives for current executives and to ensure that executives are appropriately aligned to lead us for future growth. Option grants (other than initial grants that are part of an employment offer) are not generally communicated to executives in advance. Our Compensation Committee and Board of Directors may also consider in the future awarding additional or alternative forms of equity incentives, such as grants of restricted stock, stock appreciation rights, and other performance-based awards.

Other Compensation

Consistent with our compensation philosophy to attract and retain talent, we provide employee benefits for all employees, including executive officers, which include health and dental benefits, life insurance benefits, long and short-term disability coverage, and a 401(k) savings plan. We currently do not provide any deferred compensation programs or pensions to any executive officer, including the named executive officers. Certain of our executives relocated to the area of our headquarters. We reimbursed these executives for normal moving expenses.

Compensation Actions for Our Chief Executive Officer and Our Other Named Executive Officers During Fiscal 2007

Until January 30, 2007, our Company was privately-held, and there was no assurance that we would be successful in completing an initial public offering. In this context, executive base salaries were set at levels the Compensation Committee believed to be comparable to those of other privately-held distribution companies of comparable size. The Compensation Committee also set salaries at levels that it believed were affordable by us, with the expectation that additional compensation would be paid upon successful achievement of corporate goals.

In addition to the general criteria described above, the Compensation Committee considered the following, among other factors, in determining salary increases, year-end bonuses and stock option grant amounts for our executives:

•	total compensation (salary, bonus and options) for comparable positions;

•	in the case of stock option grants, the levels of previous stock option grants to other Company executives, taking into account the length of service and relative contributions of such executives; and

•	the Committee’s judgment as to what we could afford based on available financial resources at the time of the determination.

Annual salaries for Mr. Robison, Mr. Lacey, Mr. Eveland, Ms. Hassenpflug, and Mr. Olthoff for fiscal 2007 were set at $350,000, $225,000, $225,000, $88,541 and $110,000 respectively. In addition, immediately prior to our initial public offering in January 2007, stock options were also granted to Mr. Robison, Mr. Lacey, Mr. Eveland, Ms. Hassenpflug, and Mr. Olthoff.

In July 2007, the Compensation Committee reviewed the compensation of Ms. Hassenpflug to ensure an equitable compensation structure among the entire executive team and decided to increase the annual base salary for Ms. Hassenpflug to $93,541.

In September 2007, the Compensation Committee again reviewed executive compensation. The Compensation Committee decided to increase the annual base salary for Mr. Olthoff to $120,000, effective July 2007. The Compensation Committee decided to award bonuses for 2007 in recognition of the outstanding performance by Company executives and the achievement of key Company milestones during 2007, specifically, the completion of a successful initial public offering, record sales revenue, and the successful acquisition and integration of several strategic acquisitions. In determining the bonus amounts, the Compensation Committee considered the general factors described above in “Our Compensation Committee”.

Severance Compensation and Termination Protection

We previously entered into employment or severance agreements with our executive officers, including our Chief Executive Officer, Chief Financial Officer, Chief Operating Officer, Director of Human Relations, and General Counsel. These agreements are described in more detail elsewhere in the sections titled “—Agreements with Executive Officers” and “—Potential Payments Upon Termination or Change of Control.” These agreements provide for severance compensation to be paid if the executives are terminated under certain conditions, such as a change in control of us or a termination without cause by us or a voluntary termination by the executive for good reason, each as is defined in the agreements.

Our executive employment agreements and the related severance compensation provisions are designed to meet the following objectives:

•

Change in Control: As part of our normal course of business, we engage in discussions with other companies about possible collaborations, and/or other ways in which the companies may work together to further our respective long-term objectives. In certain scenarios, the potential for merger or being acquired may be in the best interests of our stockholders. We provide a component of severance compensation if an executive is terminated as a result of a change of control transaction to promote the ability of our senior executives to act in the best interests of our stockholders even though they could be terminated as a result of the transaction.

•

Termination Without Cause or For Good Reason: If we terminate the employment of a senior executive “without cause” or the executive resigns for “good reason,” each as defined in the applicable agreement, we are obligated to make certain payments based on the executive’s then-effective base salary. We believe this is appropriate because the terminated executive is bound by confidentiality and non-competition provisions continuing after termination. We also believe it is beneficial to have a mutually-agreed severance package in place prior to any termination event, to avoid disruptive conflicts and provide us with more flexibility to make a change in senior management if such a change is in our and our stockholders’ best interests.

Tax Considerations

In general, under Section 162(m) of the Internal Revenue Code of 1986, as amended (the “Code”), we cannot deduct, for federal income tax purposes, compensation in excess of $1 million paid to certain executive officers. This deduction limitation does not apply, however, to compensation that constitutes “qualified performance-based compensation” within the meaning of Section 162(m) of the Code and the regulations promulgated thereunder. The Compensation Committee has considered the limitations on deductions imposed by Section 162(m) of the Code, and it is the Compensation Committee’s present intention that, for so long as it is consistent with its overall compensation objective, substantially all tax deductions attributable to executive compensation will not be subject to the deduction limitations of Section 162(m) of the Code.

Compensation Committee Report

No portion of this Compensation Committee Report shall be deemed to be incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, through any general statement incorporating by reference in its entirety the proxy statement in which this report appears, except to the extent that the Company specifically incorporates this report or a portion of it by reference. In addition, this report shall not be deemed filed under either the Securities Act or the Exchange Act.

The Compensation Committee has reviewed and discussed with management the Compensation Discussion and Analysis contained in this proxy statement. Based on its review of, and the discussions with management with respect to the Compensation Discussion and Analysis, the Compensation Committee recommended to the Board of Directors and the Board of Directors has agreed that the Compensation Discussion and Analysis be included in this proxy statement.

Respectfully submitted by the Compensation Committee,

Michael Eisenson (Chairman)

David W. Biegler

Brandon White

Executive Compensation Summary

The following summarizes the compensation earned by our Chief Executive Officer, Chief Financial Officer and our three other most highly compensated executive officers, whom we refer to as our “named executive officers,” during the fiscal years ended June 30, 2007 and June 30, 2006, which we refer to as “fiscal 2007” and “fiscal 2006,” respectively.

Summary Compensation Table

Name and Principal Position	Fiscal Year	Salary ($)	Bonus ($)	Option Awards ($)	All Other Compensation(1) ($)		Total ($)
James C. Robison	2007	350,000	315,000	74,870	444,890		1,184,760
Chairman, President and Chief Executive Officer	2006	350,000	545,000	—	2,310		897,310

William F. Lacey	2007	225,000	157,500	29,949	208,893		621,342
Senior Vice President and Chief Financial Officer	2006	225,000	267,500	—	120,123	(2)	612,623

W. Greg Eveland (3)	2007	225,000	157,500	37,435	223,237		643,172
Senior Vice President and Chief Operating Officer	2006	225,000	272,500	—	1,878		499,378

Kathy C. Hassenpflug	2007	88,541	19,800	1,497	10,561		120,399
Director of Human Relations	2006	81,458	14,801	—	1,500		97,759

Damian Olthoff (4)	2007	110,000	46,800	7,487	10,179		174,466
General Counsel and Secretary	2006	83,282	16,440	—	1,500		101,222

(1)	Amounts shown include the cost of a company car, club dues, life and long term disability insurance, dividends paid on common stock in September 2006, and the matching contribution made to the 401k savings plan on behalf of the named executive officers. The dividends paid to Messrs. Robison, Lacey, Eveland, and Olthoff, together with Ms. Hassenpflug were $417,967, $191,073, $203,015, $3,187, and $9,561 respectively.
(2)	Also includes relocation costs paid on behalf of or reimbursed to Mr. Lacey.
(3)	Mr. Eveland’s employment with us was terminated on October 1, 2007.
(4)	Mr. Olthoff began his employment with us in August 2005.

Agreements with Executive Officers

James C. Robison. On June 30, 2005, we entered into an amended employment agreement with our Chief Executive Officer, James C. Robison. The term of his employment is indefinite unless either party terminates pursuant to the terms and conditions of the agreement. Mr. Robison’s agreement calls for the payment of $350,000 in annual base salary, subject to increases approved by our Board of Directors. Mr. Robison was awarded a performance bonus of $315,000 as a result of our performance in fiscal year 2007. Mr. Robison’s bonuses in subsequent years of employment will be determined by our Board of Directors based upon our performance and other individual performance milestones to be determined by the Board. Mr. Robison’s agreement provides standard insurance and retirement benefits and an automobile allowance of $500 per month. In connection with his employment, Mr. Robison was entitled to purchase 801,786 restricted shares of our Common Stock, which vested upon the completion of our initial public offering.

William F. Lacey. On June 30, 2005, we entered into an amended employment agreement with our Chief Financial Officer, William F. Lacey. The term of his employment is indefinite unless either party terminates pursuant to the terms and conditions of the agreement. Mr. Lacey’s agreement calls for the payment of $225,000 in annual base salary, subject to increases approved by our Board of Directors. Mr. Lacey was awarded a performance bonus of $157,500 as a result of our performance in fiscal year 2007. Mr. Lacey’s bonuses in subsequent years of employment will be determined by our Board of Directors based upon our performance and other individual performance milestones to be determined by the Board. Mr. Lacey’s agreement provides standard insurance and retirement benefits and an automobile allowance of $500 per month. In connection with his employment, Mr. Lacey was entitled to purchase 366,532 restricted shares of our Common Stock, which vested upon the completion of our initial public offering.

Kathy C. Hassenpflug. On March 10, 2000, we entered into a severance agreement with our Director of Human Relations. This agreement is described in “—Potential Payments Upon Termination or Change of Control.”

Damian Olthoff. On April 1, 2006, we entered into an employment agreement with our General Counsel, Damian Olthoff. The term of his employment is indefinite unless either party terminates pursuant to the terms and conditions of the agreement. Mr. Olthoff’s agreement calls for the payment of $110,000 in annual base salary, subject to increases approved by our Board of Directors. Mr. Olthoff was awarded a performance bonus of $46,800 as a result of our performance in fiscal year 2007. Mr. Olthoff’s bonuses in subsequent years of employment will be determined by our Board of Directors based upon our performance and other individual performance milestones to be determined by the Board. Mr. Olthoff’s agreement provides standard insurance and retirement benefits and an automobile allowance of up to $500 per month.

W. Greg Eveland. On June 30, 2005, we entered into an amended employment agreement with our Chief Operating Officer, Greg Eveland. The term of his employment was indefinite unless either party terminated pursuant to the terms and conditions of the agreement. Mr. Eveland’s agreement called for the payment of $225,000 in annual base salary, subject to increases approved by our Board of Directors. Mr. Eveland was awarded a performance bonus of $157,500 as a result of our performance in fiscal year 2007. Mr. Eveland’s agreement provided standard insurance and retirement benefits and an automobile allowance of $500 per month. In connection with his employment, Mr. Eveland was entitled to purchase 389,439 restricted shares of our Common Stock, which vested upon the completion of our initial public offering.

The agreement also provided for severance payments in the event his employment with us is terminated as a result of his death or disability. In addition, in the case of termination by Mr. Eveland for good reason, or by us without cause, he would receive his full base salary for the following 12 months. Additionally, we would continue to pay the premium cost of group medical and dental plans for 12 months, provided that Mr. Eveland is entitled to continue such participation under applicable law and plan terms. Additionally, under the terms of Mr. Eveland’s agreement, he agreed not to compete with us for a period ending one year following the termination of his employment with us for any reason. Finally, Mr. Eveland agreed to refrain from hiring, attempting to hire or soliciting any of our employees and soliciting or encouraging our clients to terminate or diminish their relationship with us for a period of two years following the termination of his employment with us for any reason.

On October 1, 2007, Mr. Eveland’s employment with us was terminated. In connection with such separation, we and Mr. Eveland entered into a Separation Agreement and Full and Final Release, dated as of October 4, 2007 (the “Separation Agreement”). The Separation Agreement supersedes the terms of Mr. Eveland’s employment agreement. Pursuant to the terms of the Separation Agreement, we are obligated to (i) pay to Mr. Eveland as severance his annual base salary in effect on the departure date for a period of twelve months and thereafter pay fifty percent (50%) of his annual base salary in effect on the departure date for a period of twenty-four months, (ii) vest 50,000 shares of Mr. Eveland’s stock options, and extend Mr. Eveland’s right to exercise such options to ten (10) years from the date of grant, (iii) pay Mr. Eveland’s COBRA premiums for health and welfare benefits continuation if Mr. Eveland elects COBRA coverage for a period of eighteen months and thereafter reimburse Mr. Eveland on a limited basis for comparable benefits for an additional term of eighteen months; and (iv) reimburse Mr. Eveland for certain limited life and disability insurance coverage for a period of thirty-six months. Mr. Eveland will not be entitled to reimbursement for health and welfare or life and disability insurance benefits if he secures alternative employment during the thirty-six month period following the departure date. Our obligations to provide the forgoing benefits are subject to Mr. Eveland’s compliance with certain post-employment restrictive covenants which limit Mr. Eveland’s ability to compete with us, solicit our customers or employees, or divulge confidential information concerning us.

In addition to the foregoing, we have entered into indemnification agreements with each of our directors and executive officers. These agreements provide that we will indemnify these directors and executive officers to the fullest extent permitted by law and our certificate of incorporation and by-laws, and advance expenses to each indemnitee in connection with any proceeding in which indemnification is available.

Grants of Plan-Based Awards Table—2007

The following table sets forth information on option grants to our named executive officers in fiscal 2007.

Grants of Plan-Based Awards—2007

Name	Grant Date (1)	All Other Option Awards: Number of Securities Underlying Options (#)	Exercise or Base Price of Option Awards ($/share)	Grant Date Fair Value of Stock and Option Awards ($/share)
James C. Robison	1/30/07	250,000	11.00	718,750
William F. Lacey	1/30/07	100,000	11.00	287,500
W. Greg Eveland (2)	1/30/07	125,000	11.00	359,375
Kathy C. Hassenpflug	1/30/07	5,000	11.00	14,375
Damian Olthoff	1/30/07	25,000	11.00	71,875

(1)	These options have a ten-year term and vest in equal installments of 25% on each of the first four anniversaries of the date of grant.
(2)	Mr. Eveland’s employment with us was terminated on October 1, 2007.

Employee Equity Compensation Plans

Amended and Restated 2005 Stock Option and Grant Plan

Our Amended and Restated 2005 Stock Option and Grant Plan, or 2005 Option Plan, was adopted by our Board of Directors and approved by our stockholders in September 2005. We reserved 90,000 shares of our series A preferred stock and 2,873,282 shares of our common stock for the issuance of awards under the 2005 Option Plan. All shares issued under the 2005 Option Plan were purchased by participants under the 2005 Option Plan at a price equal to the fair market value of such shares as of the date of each respective purchase.

The 2005 Option Plan is administered by our compensation committee or by our Board of Directors. The administrator of the 2005 Option Plan has full power and authority to select the participants to whom awards will be granted, to make any combination of awards to participants, to accelerate the exercisability or vesting of any award and to determine the specific terms and conditions of each award, subject to the provisions of the 2005 Option Plan.

The 2005 Option Plan permits us to make grants of incentive stock options, non-qualified stock options, restricted stock awards and unrestricted stock awards to officers, employees, directors, consultants and other key persons. Stock options granted under the 2005 Option Plan have a maximum term of 10 years from the date of grant and incentive stock options have an exercise price of no less than the fair market value of the common stock on the date of grant. Restricted stock awards vest either in equal annual installments over a period of five years or upon the achievement of certain investor return milestones.

All shares of vested restricted stock issued under the 2005 Option Plan and subject to time-based vesting are no longer subject to a repurchase right subsequent to the consummation of our initial public offering. In addition, because a “sale event” was deemed to have occurred in connection with the consummation of our initial public offering, all shares of unvested restricted stock issued under the 2005 Stock Plan and subject to time-based vesting are no longer subject to a repurchase right.

In the event of a merger, sale or dissolution of the Company, any transaction resulting in the current holders of a majority of the Company’s outstanding stock holding less than a majority of the Company’s outstanding stock following such transaction, or a similar “sale event,” all awards will terminate upon the consummation of the “sale event,” unless the parties to the transaction, in their discretion, provide for appropriate substitutions or assumptions of outstanding awards. The 2005 Option Plan shall also automatically terminate upon the consummation of the “sale event,” unless the parties, in their sole discretion, provide otherwise.

In connection with the adoption of our 2007 Option Plan, which is discussed in detail below, our Board of Directors determined not to grant any further awards under the 2005 Option Plan.

2005 Stock Option and Grant Plan—California

Our 2005 Stock Option and Grant Plan—California, or 2005 Option Plan—California, was adopted by our Board of Directors and approved by our stockholders in September 2005. We reserved 10,000 shares of our series A preferred stock and 183,401 shares of our common stock for the issuance of awards to our California employees under the 2005 Option Plan—California. All shares issued under the 2005 Option Plan—California were purchased by participants under the 2005 Option Plan—California at a price equal to the fair market value of such shares as of the date of each respective purchase.

The 2005 Option Plan—California is administered by our compensation committee or by our Board of Directors. The administrator of the 2005 Option Plan—California has full power and authority to select the participants to whom awards will be granted, to make any combination of awards to participants, to accelerate the exercisability or vesting of any award and to determine the specific terms and conditions of each award, subject to the provisions of the 2005 Option Plan—California.

The 2005 Option Plan—California permits us to make grants of incentive stock options, non-qualified stock options, restricted stock awards and unrestricted stock awards to officers, employees, directors, consultants and other key persons. Stock options granted under the 2005 Option Plan—California have a maximum term of 10 years from the date of grant and incentive stock options have an exercise price of no less than the fair market value of the common stock on the date of grant. Restricted stock awards vest either in equal annual installments over a period of five years or upon the achievement of certain investor return milestones.

All shares of vested restricted stock issued under the 2005 Option Plan—California and subject to time-based vesting are no longer subject to a repurchase right subsequent to the consummation of our initial public offering. In addition, because a “sale event” was deemed to have occurred in connection with the consummation of our initial public offering, all shares of unvested restricted stock issued under the 2005 Option Plan—California and subject to time-based vesting are no longer subject to a repurchase right.

In the event of a merger, sale or dissolution of the Company, or a similar “sale event,” all awards will terminate upon the consummation of the “sale event,” unless the parties to the transaction, in their discretion, provide for appropriate substitutions or assumptions of outstanding awards. The 2005 Option Plan—California shall also automatically terminate upon the consummation of the “sale event,” unless the parties, in their sole discretion, provide otherwise.

In connection with the adoption of our 2007 Option Plan, which is discussed in detail below, our Board of Directors determined not to grant any further awards under the 2005 Option Plan—California.

2007 Stock Option and Incentive Plan

Our 2007 Stock Option and Incentive Plan, or 2007 Option Plan, was adopted by our Board of Directors and approved by our stockholders in January, 2007. The 2007 Option Plan permits us to make grants of incentive stock options, non-qualified stock options, stock appreciation rights, deferred stock awards, restricted stock awards, unrestricted stock awards, cash-based awards, performance share awards and dividend equivalent rights. We reserved 2,500,000 shares of our common stock for the issuance of awards under the 2007 Option Plan. This number is subject to adjustment in the event of a stock split, stock dividend or other change in our capitalization. Generally, shares that are forfeited, canceled from awards, held back upon exercise of an award, reacquired by us or satisfied without the issuance of shares of our common stock under the 2007 Option Plan also will be available for future awards.

The 2007 Option Plan is administered by either a committee of at least two non-employee directors, or by our full Board of Directors. The administrator of the 2007 Option Plan has full power and authority to select the participants to whom awards will be granted, to make any combination of awards to participants, to accelerate the exercisability or vesting of any award and to determine the specific terms and conditions of each award, subject to the provisions of the 2007 Option Plan.

All full-time and part-time officers, employees, non-employee directors and other key persons (including consultants and prospective employees) are eligible to participate in the 2007 Option Plan, subject to the discretion of the administrator. There are certain limits on the number of awards that may be granted under the 2007 Option Plan. For example, no more than 1,000,000 shares of stock may be granted in the form of stock options or stock appreciation rights to any one individual during any one-calendar-year period.

The exercise price of stock options awarded under the 2007 Option Plan may not be less than the fair market value of our common stock on the date of the option grant and the term of each option may not exceed 10 years from the date of grant. The administrator will determine at what time or times each option may be exercised and, subject to the provisions of the 2007 Option Plan, the period of time, if any, after retirement, death, disability or other termination of employment during which options may be exercised.

To qualify as incentive options, stock options must meet additional federal tax requirements, including a $100,000 limit on the value of shares subject to incentive options which first become exercisable in any one calendar year, and a shorter term and higher minimum exercise price in the case of certain large stockholders. No incentive stock option awards may be granted under the 2007 Option Plan after January 8, 2017.

Stock appreciation rights may also be granted under our 2007 Option Plan. Stock appreciation rights allow the recipient to receive the appreciation in the fair market value of our common stock between the exercise date and the date of grant. The administrator determines the terms of stock appreciation rights, including when such rights become exercisable and whether to pay the increased appreciation in cash or with shares of our common stock, or a combination thereof. The exercise price of stock appreciation rights granted under our 2007 Option Plan may not be less than the fair market value of our common stock on the date of grant.

Restricted stock may also be granted under our 2007 Option Plan. Restricted stock awards are shares of our common stock that vest in accordance with terms and conditions established by the administrator. The administrator will determine the number of shares of restricted stock granted to any recipient. The administrator may impose whatever vesting conditions it determines to be appropriate. For example, the administrator may set restrictions based on the achievement of specific performance goals. Shares of restricted stock that do not vest are subject to our right of repurchase or forfeiture.

Deferred stock awards may also be granted under our 2007 Option Plan. Deferred stock awards are stock units entitling the recipient to receive shares of stock paid out on a deferred basis, and subject to such restrictions and conditions, as the administrator shall determine. Certain grantees, including directors, will be permitted to defer their compensation and receive deferred stock awards in lieu of current cash compensation. All deferred compensation will be structured to meet the requirements of Section 409A of the Internal Revenue Code.

Automatic grants of deferred stock units are made to our non-employee directors under the 2007 Option Plan. Each non-employee director will automatically be granted, upon his or her election to the board, such number of shares of deferred stock units that are equal in value to $40,000. These grants will vest on the one year anniversary of the grant date. Annual grants of deferred stock units of the same value will also be made to our non-employee directors around the time of our annual meeting. These directors’ grants will vest on the one-year anniversary of the grant date or the date our next annual meeting, if earlier.

Unrestricted stock, cash-based awards, dividend equivalent rights and performance share awards may also be granted under our 2007 Option Plan. Unrestricted stock awards are awards of shares of stock that are free of any restrictions. The administrator may grant unrestricted stock awards in respect of past services or in lieu of other compensation. Cash-based awards are awards that entitle the recipient to receive a cash-denominated payment. The administrator shall establish the terms and conditions of cash-based awards, including the conditions upon which any such award will become vested or payable. Cash-based awards may be made in cash or shares of stock in the administrator’s discretion. Dividend equivalent rights are the right to receive credits based on cash dividends that would have been paid on the shares of stock underlying the award and are subject to the terms and conditions specified by the administrator at the time of grant. The 2007 Option Plan also permits the administrator to grant performance share awards that are intended to qualify as “performance-based compensation” under Section 162(m) of the Internal Revenue Code. These awards are only payable upon the attainment of specified performance goals, as described in the 2007 Option Plan. The maximum performance-based award payable in any performance cycle to any one individual is 500,000 shares or $6,000,000 in the event of a performance-based award that is a cash-based award.

In the event of a merger, sale or dissolution of the Company, or a similar “sale event,” all stock options and stock appreciation rights granted under the 2007 Option Plan will automatically become fully exercisable and all other awards granted under the 2007 Option Plan will become fully vested and non-forfeitable unless these awards are assumed by an entity whose shares are publicly traded.

Our Board of Directors may amend or discontinue the 2007 Option Plan at any time and the administrator may amend or cancel any outstanding award for the purpose of satisfying changes in law or for any other lawful purpose. No such amendment may adversely affect the rights under any outstanding award without the holder’s consent. Other than in the event of a necessary adjustment in connection with a change in our stock or a merger or similar transaction, the administrator may not “reprice” or otherwise reduce the exercise price of outstanding stock options. Further, amendments to the 2007 Option Plan will be subject to approval by our stockholders if the amendment (1) increases the number of shares available for issuance under the 2007 Option Plan, (2) expands the types of awards available under, the eligibility to participate in, or the duration of, the plan, (3) materially changes the method of determining fair market value for purposes of the 2007 Option Plan, (4) is required by the Nasdaq Global Market rules or (5) is required by the Internal Revenue Code to ensure that incentive options are tax-qualified.

Outstanding Equity Awards at Fiscal Year End – 2007

The following table sets forth the number of options to purchase shares of our common stock held by the named executive officers at June 30, 2007.

	Option Awards
Name	Number of Securities Underlying Unexercised (#) Options Exercisable	Number of Securities Underlying Unexercised (#) Options Unexercisable	Option Exercise Price ($)	Option Expiration Date (1)
James C. Robison	—	250,000	11.00	January 30, 2017
William F. Lacey	—	100,000	11.00	January 30, 2017
W. Greg Eveland (2)	—	125,000	11.00	January 30, 2017
Kathy C. Hassenpflug	—	5,000	11.00	January 30, 2017
Damian Olthoff	—	25,000	11.00	January 30, 2017

(1)	These options vest in equal installments of 25% on each of the first four anniversaries of January 30, 2007.
(2)	Mr. Eveland’s employment with us was terminated on October 1, 2007.

Option Exercises and Stock Vested Table – 2007

	Option Awards		Stock Awards
Name	Number of Shares Acquired on Exercise	Value Realized On Exercise	Number of Shares Acquired on Vesting	Value Realized on Vesting (1)
James C. Robison	—	—	801,786	$8,819,650
William F. Lacey	—	—	366,532	$4,031,852
W. Greg Eveland (2)	—	—	389,439	$4,283,829
Kathy C. Hassenpflug	—	—	18,340	$201,741
Damian Olthoff	—	—	6,113	$67,247

(1)	All of the vesting of the restricted stock occurred during fiscal 2007 on or prior to our initial public offering on January 30, 2007. The value realized on vesting is based on the price to the public of the shares of our common stock on the date of our initial public offering.
(2)	Mr. Eveland’s employment with us was terminated on October 1, 2007.

Potential Payments Upon Termination or Change of Control

We have entered into certain agreements and maintain certain plans that may require us to make certain payments and/or provide certain benefits to the named executive officers in the event of a termination of their employment or a change of control of the company. The following narrative disclosure summarizes the potential payments to each named executive officer.

James C. Robison. Mr. Robison’s employment agreement provides for severance payments in the event his employment with us is terminated as a result of his death or disability. In addition, in the case of termination by Mr. Robison for good reason, or by us without cause, he will receive his full base salary for the following 12 months. Additionally, we will continue to pay the premium cost of the life and long term disability insurance, group medical and dental plans for 12 months, provided that Mr. Robison is entitled to continue such participation under applicable law and plan terms. We estimate that the cost of these benefits to us is approximately $377,000. Additionally, under the terms of Mr. Robison’s agreement, he agreed not to compete with us for a period ending one year following the termination of his employment with us for any reason. Finally, Mr. Robison agreed to refrain from hiring, attempting to hire or soliciting any of our employees and soliciting or encouraging our clients to terminate or diminish their relationship with us for a period of two years following the termination of his employment with us for any reason.

William F. Lacey. Mr. Lacey’s employment agreement provides for severance payments in the event his employment with us is terminated as a result of his death or disability. In addition, in the case of termination by Mr. Lacey for good reason, or by us without cause, he will receive his full base salary for the following 12 months. Additionally, we will continue to pay the premium cost of group medical and dental plans for 12 months, provided that Mr. Lacey is entitled to continue such participation under applicable law and plan terms. We estimate that the cost of these benefits to us is approximately $243,000. Additionally, under the terms of Mr. Lacey’s agreement, he agreed not to compete with us for a period ending one year following the termination of his employment with us for any reason. Finally, Mr. Lacey agreed to refrain from hiring, attempting to hire or soliciting any of our employees and soliciting or encouraging our clients to terminate or diminish their relationship with us for a period of two years following the termination of his employment with us for any reason.

Kathy C. Hassenpflug. In the event Ms. Hassenpflug terminates her employment for good reason, or we terminate her employment without cause, she will receive her full base salary for the following 6 months. We estimate that the cost of these benefits to us is approximately $45,000. Additionally, under the terms of Ms. Hassenpflug’s severance agreement, she agreed not to compete with us for a period ending one year following the termination of her employment with us for any reason. Finally, Ms. Hassenpflug agreed to refrain from hiring, attempting to hire or soliciting any of our employees and soliciting or encouraging our clients to terminate or diminish their relationship with us for a period of one year following the termination of her employment with us for any reason.

Damian Olthoff. Mr. Olthoff’s employment agreement provides for severance payments in the event his employment with us is terminated as a result of his disability. In addition, in the case of termination by Mr. Olthoff for good reason, or by us without cause, he will receive his full base salary and automobile allowance for the following 6 months. Additionally, we will continue to pay the premium cost of group medical and dental plans for 6 months, provided that Mr. Olthoff is entitled to continue such participation under applicable law and plan terms. Additionally, Mr. Olthoff is eligible to receive total severance compensation of at least $100,000, less any pre-tax income realized by Mr. Olthoff as a result of the sale or transfer of any shares of our capital stock held by Mr. Olthoff, in connection with termination by us without cause or by Mr. Olthoff with good reason if such termination occurs within 12 months of a change in control. We estimate that the cost of these benefits to us is approximately $168,000. Additionally, under the terms of Mr. Olthoff’s agreement, he agreed not to compete with us for a period ending one year following the termination of his employment with us for any reason. Finally, Mr. Olthoff agreed to refrain from hiring, attempting to hire or soliciting any of our employees and soliciting or encouraging our clients to terminate or diminish their relationship with us for a period of two years following the termination of his employment with us for any reason.

Director Compensation Table – 2007

The following table sets forth a summary of the compensation we paid to our non-employee directors in fiscal 2007.

Name	Fees Earned or Paid in Cash(1)	Total
David W. Biegler	$60,855	$60,855
Ronald G. Steinhart	$60,855	$60,855
Michael Eisenson	$63,640	$63,640
Mark Rosen	$63,640	$63,640
Brandon White	$58,355	$58,355

(1)	The following directors deferred a portion of their 2007 cash compensation pursuant to our Directors’ Deferred Compensation Plan and received deferred stock units. All of the deferred stock units vest on the anniversary of the grant date. Each deferred stock unit converts into one share of common stock upon retirement or other termination of service as a director of the Company.

Name	Compensation Deferred	Number of Deferred Stock Units
David W. Biegler	$40,000	3,636
Ronald G. Steinhart	$40,000	3,636
Michael Eisenson	$40,000	3,636
Mark Rosen	$40,000	3,636
Brandon White	$40,000	3,636

Discussion of Director Compensation

Directors who are also our employees receive no additional compensation for their services as directors. Our non-employee directors each receive an annual fee from us of $30,000. In addition, we will pay our non-employee directors a fee of $2,500 for each in-person Board of Directors meeting they attend and $500 for each telephonic Board of Directors meeting they attend. The chairperson of our Audit Committee receives an additional annual fee of $10,000, and the chairpersons of our Compensation Committee and Nominating and Corporate Governance Committee each receive an additional annual fee of $5,000. We reimburse non-employee directors for reasonable expenses incurred in connection with attending Board of Directors and committee meetings. Our directors who are affiliated with Charlesbank have assigned the compensation they receive from us to Charlesbank Capital Partners, LLC or an affiliated investment fund.

Pursuant to the terms of the 2007 Stock Option and Incentive Plan (the “2007 Option Plan”), as described below, directors are permitted to defer all, or a portion, of their director compensation fees, other than meeting fees. All deferred fees will be converted to deferred stock units based on the fair market value of shares of our Common Stock on the date the fees would otherwise be paid. The units are typically settled in shares in a lump sum when the director resigns from the Board of Directors.

Upon election to the Board of Directors, non-employee directors are granted such number of deferred stock units that are equal in value to $40,000, pursuant to the terms of the 2007 Option Plan. All such units shall be granted at the fair market value on the grant date. These units vest on the one year anniversary of the grant date. Additional grants of deferred stock units to our non-employee directors will be made annually. The vesting of these units accelerates upon a change of control of the Company. These units are typically settled in shares in a lump sum when the director resigns from the Board of Directors.

REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

No portion of this Audit Committee Report shall be deemed to be incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, through any general statement incorporating by reference in its entirety the proxy statement in which this report appears, except to the extent that the Company specifically incorporates this report or a portion of it by reference. In addition, this report shall not be deemed filed under either the Securities Act or the Exchange Act.

This report is submitted by the Audit Committee of the Board of Directors. The Audit Committee currently consists of Mark Rosen (Chairman), David W. Biegler, Robert C. Oelkers, and Ronald G. Steinhart. None of the members of the Audit Committee is an officer or employee of the Company. Messrs. Biegler, Oelkers, and Steinhart are each “independent” for Audit Committee purposes under the applicable rules of Nasdaq and the SEC. As required by Nasdaq and SEC independence rules, Mr. Rosen will resign from the Audit Committee prior to January 30, 2008, the twelve month anniversary of our initial public offering. Messrs. Biegler, Oelkers, Rosen, and Steinhart are each an “audit committee financial expert” as is currently defined under SEC rules. The Audit Committee operates under a written charter adopted by the Board of Directors, a copy of which is attached as Appendix A to this Proxy Statement.

The Audit Committee oversees the Company’s accounting and financial reporting processes on behalf of the Board of Directors. The Company’s management has the primary responsibility for preparing the Company’s financial statements, for maintaining effective internal control over financial reporting, and for assessing the effectiveness of internal control over financial reporting. In fulfilling its oversight responsibilities, the Audit Committee has reviewed and discussed with management the Company’s consolidated financial statements for the fiscal year ended June 30, 2007, including a discussion of, among other things, the quality of the Company’s accounting principles, the reasonableness of significant estimates and judgments, and the clarity of disclosures in the Company’s financial statements.

The Audit Committee also reviewed with KPMG LLP, the Company’s independent registered public accounting firm, the results of their audit and discussed matters required to be discussed by the Statement on Auditing Standards No. 61 (Communications with Audit and Finance Committees), as currently in effect, other standards of the Public Company Accounting Oversight Board, rules of the SEC and other applicable regulations. The Audit Committee has reviewed permitted services under rules of the SEC, as currently in effect, and discussed with KPMG LLP their independence from management and the Company, including the matters in the written disclosures and the letter from the independent registered public accounting firm required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit and Finance Committees), as currently in effect, and has considered and discussed the compatibility of non-audit services provided by KPMG LLP with that firm’s independence.

The Audit Committee meets with the independent registered public accounting firm, with and without management present, to discuss the results of their examinations; their evaluations of the Company’s internal control, including internal control over financial reporting; and the overall quality of the Company’s financial reporting.

Based on the reviews and discussions referred to above, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Annual Report on Form 10-K for the year ended June 30, 2007 for filing with the Securities and Exchange Commission.

Respectfully submitted by the Audit Committee,

Mark Rosen (Chairman)

David W. Biegler

Robert C. Oelkers

Ronald G. Steinhart

MATTERS CONCERNING OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committee charter contains procedures for the pre-approval of audit and non-audit services (the “Pre-Approval Policy”) to ensure that all audit and permitted non-audit services to be provided to the Company have been pre-approved by the Audit Committee. Specifically, the Audit Committee pre-approves the use of KPMG LLP for specific audit and non-audit services, except that pre-approval of non-audit services is not required if the “de minimus” provisions of Section 10A(i)(1)(B) of the Exchange Act are satisfied. If a proposed service has not been pre-approved pursuant to the Pre-Approval Policy, then it must be specifically pre-approved by the Audit Committee before it may be provided by KPMG LLP. All of the audit-related, tax and all other services provided by KPMG LLP to the Company subsequent to the formation of the Audit Committee were approved by the Audit Committee by means of specific pre-approvals or pursuant to the Pre-Approval Policy. All non-audit services provided in fiscal 2007 were reviewed with the Audit Committee, which concluded that the provision of such services by KPMG LLP was compatible with the maintenance of that firm’s independence in the conduct of its auditing functions. For additional information concerning the Audit Committee and its activities with KPMG LLP, see “Management—Audit Committee” and “Report of the Audit Committee of the Board of Directors.”

Representatives of KPMG LLP attended all meetings of the Audit Committee in fiscal 2007. We expect that a representative of KPMG LLP will attend the Annual Meeting, and the representative will have an opportunity to make a statement if he or she so desires. The representative will also be available to respond to appropriate questions from stockholders.

Fees Billed by KPMG LLP

The following table shows the aggregate fees for professional services rendered by KPMG LLP to the Company and its predecessor for the fiscal years ended June 30, 2007 and June 30, 2006.

	Fiscal year ended June 30,
	2007	2006
Audit fees	$834,288	$245,478
Audit-Related fees	32,634	28,908
Tax fees	87,650	70,000

Total	$954,572	$344,386

Audit Fees

Audit Fees for both years consist of fees for professional services associated with the annual audit of the Company’s consolidated financial statements, review of the interim consolidated financial statements and services that are normally provided by KPMG LLP. Audit Fees for the fiscal year ended June 30, 2007 also include $549,388 of fees for professional services in connection with the Company’s initial public offering completed in fiscal 2007.

Audit-Related Fees

Audit-Related Fees for both fiscal 2007 and fiscal 2006 represent fees for professional services rendered in connection with the Company’s 401(k) savings plan.

Tax Fees

Tax Fees consist of fees for professional services rendered for assistance with federal and state tax compliance.

EXPENSES AND SOLICITATION

The cost of solicitation of proxies will be borne by the Company and, in addition to soliciting stockholders by mail through its regular employees, the Company may request banks, brokers and other custodians, nominees and fiduciaries to solicit their customers who have stock of the Company registered in the names of a nominee and, if so, will reimburse such banks, brokers and other custodians, nominees and fiduciaries for their reasonable out-of-pocket costs. Solicitation by officers and employees of the Company may also be made of some stockholders in person or by mail, telephone, e-mail or telegraph following the original solicitation.

STOCKHOLDER PROPOSALS

Proposals of stockholders intended for inclusion in the Proxy Statement to be furnished to all stockholders entitled to vote at the 2008 Annual Meeting of Stockholders of the Company, pursuant to Rule 14a-8 promulgated under the Exchange Act by the SEC, must be received at the Company’s principal executive offices not later than June 25, 2008. Under the Company’s By-Laws, stockholders who wish to make a proposal at the 2008 Annual Meeting — other than one that will be included in the Company’s Proxy Statement — must notify the Company between July 24, 2008 and August 23, 2008. If a stockholder who wishes to present a proposal fails to notify the Company by June 25, 2008, and such proposal is brought before the 2008 Annual Meeting, then under the SEC’s proxy rules, the proxies solicited by management with respect to the 2008 Annual Meeting will confer discretionary voting authority with respect to the stockholder’s proposal on the persons selected by management to vote the proxies. If a stockholder makes a timely notification, the proxies may still exercise discretionary voting authority under circumstances consistent with the SEC’s proxy rules. In order to curtail controversy as to the date on which a proposal was received by the Company, it is suggested that proponents submit their proposals by Certified Mail, Return Receipt Requested, to ANIMAL HEALTH INTERNATIONAL, INC., 7 Village Circle, Ste. 200, Westlake, TX 76262, Attention: General Counsel.

OTHER MATTERS

The Board of Directors knows of no other matters to be brought before the Annual Meeting. If any other matters are properly brought before the Annual Meeting, the persons appointed in the accompanying proxy intend to vote the shares represented thereby in accordance with their best judgment on such matters, under applicable laws.

The Board of Directors

ANIMAL HEALTH INTERNATIONAL, INC.

October 22, 2007

Appendix A

ANIMAL HEALTH INTERNATIONAL, INC.

Audit Committee Charter

I.	General Statement of Purpose

The purposes of the Audit Committee of the Board of Directors (the “Audit Committee”) of Animal Health International, Inc. (the “Company”) are to:

•	oversee the accounting and financial reporting processes of the Company and the audits of the Company’s financial statements;

•

take, or recommend that the Board of Directors of the Company (the “Board”) take, appropriate action to oversee the qualifications, independence and performance of the Company’s independent auditors; and

•	prepare the report required by the rules of the Securities and Exchange Commission (the “SEC”) to be included in the Company’s annual proxy statement.

II.	Composition

The Audit Committee shall consist of at least three (3) members of the Board, each of whom must (1) be “independent” as defined in Rule 4200(a)(15) under the Marketplace Rules of the National Association of Securities Dealers, Inc. (“NASD”); (2) meet the criteria for independence set forth in Rule 10A-3(b)(1) promulgated under Section 10A(m)(3) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), subject to the general exemptions provided in Rule 10A-3(c) under the Exchange Act and the transitional phase-in exemptions provided in Rule 10A-3(b)(1)(iv) under the Exchange Act; and (3) not have participated in the preparation of the financial statements of the Company or a current subsidiary of the Company at any time during the past three years.

Notwithstanding the foregoing, one director who (1) is not “independent” as defined in Rule 4200 under the Marketplace Rules of the NASD; (2) satisfies the criteria for independence set forth in Section 10A(m)(3) of the Exchange Act and the rules thereunder; and (3) is not a current officer or employee or a “family member” of such officer or employee, may be appointed to the Audit Committee, if the Board, under exceptional and limited circumstances, determines that membership on the Audit Committee by the individual is required by the best interests of the Company and its stockholders, and the Board discloses, in the next annual proxy statement subsequent to such determination (or, if the Company does not file a proxy statement, in its Form 10-K or 20-F), the nature of the relationship and the reasons for that determination. A member appointed under this exception may not serve on the Audit Committee for more than two years and may not chair the Audit Committee.

Each member of the Audit Committee must be able to read and understand fundamental financial statements, including the Company’s balance sheet, income statement, and cash flow statement. At least one member of the Audit Committee shall have past employment experience in finance or accounting, requisite professional certification in accounting, or any other comparable experience or background which results in the individual’s financial sophistication, including being or having been a chief executive officer, chief financial officer or other senior officer with financial oversight responsibilities. One or more members of the Audit Committee shall qualify as an “audit committee financial expert” under the rules promulgated by the SEC or, if not, the Company shall disclose its lack of an “audit committee financial expert” and the reasons why in its annual report.

The Nominating and Corporate Governance Committee shall recommend to the Board nominees for appointment to the Audit Committee annually and as vacancies or newly created positions occur. The members of the Audit Committee shall be appointed annually by the Board and may be replaced or removed by the Board with or without cause. Resignation or removal of a Director from the Board, for whatever reason, shall automatically and without any further action constitute resignation or removal, as applicable, from the Audit Committee. Any vacancy on the Audit Committee, occurring for whatever reason, may be filled only by the Board. The Board shall designate one member of the Audit Committee to be Chairman of the committee. All indemnification, exculpation, expense reimbursement and advancement provisions and rights available to members of the Audit Committee in their capacities as directors of the Company shall be fully applicable with respect to their service on the Audit Committee or any subcommittee thereof.

III.	Compensation

A member of the Audit Committee may not, other than in his or her capacity as a member of the Audit Committee, the Board or any other committee established by the Board, receive directly or indirectly from the Company any consulting, advisory or other compensatory fee from the Company. A member of the Audit Committee may receive additional directors’ fees to compensate such member for the significant time and effort expended by such member to fulfill his or her duties as an Audit Committee member.

IV.	Meetings

The Audit Committee shall meet as often as it determines is appropriate to carry out its responsibilities under this Charter, but not less frequently than quarterly. A majority of the members of the Audit Committee shall constitute a quorum for purposes of holding a meeting and the Audit Committee may act by a vote of a majority of the members present at such meeting. In lieu of a meeting, the Audit Committee may act by unanimous written consent. The Chairman of the Audit Committee, in consultation with the other committee members, may determine the frequency and length of the committee meetings and may set meeting agendas consistent with this Charter.

V.	Responsibilities and Authority

A.	Review of Charter

•

The Audit Committee shall review and reassess the adequacy of this Charter annually and recommend to the Board any amendments or modifications to the Charter that the Audit Committee deems appropriate.

B.	Annual Performance Evaluation of the Audit Committee

•	At least annually, the Audit Committee shall evaluate its own performance and report the results of such evaluation to the Board.

C.	Matters Relating to Selection, Performance and Independence of Independent Auditor

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The Audit Committee shall be directly responsible for the appointment, retention and termination, and for determining the compensation, of the Company’s independent auditor engaged for the purpose of preparing or issuing an audit report or performing other audit, review or attest services for the Company. The Audit Committee may consult with management in fulfilling these duties, but may not delegate these responsibilities to management.

•

The Audit Committee shall be directly responsible for oversight of the work of the independent auditor (including resolution of disagreements between management and the independent auditor regarding financial reporting) engaged for the purpose of preparing or issuing an audit report or performing other audit, review or attest services for the Company.

•	The Audit Committee shall instruct the independent auditor that the independent auditor shall report directly to the Audit Committee.

•

The Audit Committee shall pre-approve all auditing services and the terms thereof (which may include providing comfort letters in connection with securities underwritings) and non-audit services (other than non-audit services prohibited under Section 10A(g) of the Exchange Act or the applicable rules of the SEC or the Public Company Accounting Oversight Board) to be provided to the Company by the independent auditor; provided, however, the pre-approval requirement is waived with respect to the provision of non-audit services for the Company if the “de minimus” provisions of Section 10A(i)(1)(B) of the Exchange Act are satisfied. This authority to pre-approve non-audit services may be delegated to one or more members of the Audit Committee, who shall present all decisions to pre-approve an activity to the full Audit Committee at its first meeting following such decision.

•	The Audit Committee may review and approve the scope and staffing of the independent auditors’ annual audit plan(s).

•

The Audit Committee shall request that the independent auditor provide the Audit Committee with the written disclosures and the letter required by Independence Standards Board Standard No. 1, as modified or supplemented, require that the independent auditor submit to the Audit Committee on a periodic basis a formal written statement delineating all relationships between the independent auditor and the Company, discuss with the independent auditor any disclosed relationships or services that may impact the objectivity and independence of the independent auditor, and based on such disclosures, statement and discussion take or recommend that the Board take appropriate action in response to the independent auditor’s report to satisfy itself of the independent auditor’s independence.

•

The Audit Committee may consider whether the provision of the services covered in Items 9(e)(2) and 9(e)(3) of Regulation 14A of the Exchange Act (or any successor provision) is compatible with maintaining the independent auditor’s independence.

•

The Audit Committee shall evaluate the independent auditors’ qualifications, performance and independence, and shall present its conclusions with respect to the independent auditors to the full Board. As part of such evaluation, at least annually, the Audit Committee shall:

•

obtain and review a report or reports from the independent auditor describing (1) the auditor’s internal quality-control procedures, (2) any material issues raised by the most recent internal quality-control review or peer review of the auditors or by any inquiry or investigation by government or professional authorities, within the preceding five years, regarding one or more independent audits carried out by the auditors, and any steps taken to address any such issues, and (3) in order to assess the auditor’s independence, all relationships between the independent auditor and the Company;

•

review and evaluate the performance of the independent auditor and the lead partner (and the Audit Committee may review and evaluate the performance of other members of the independent auditor’s audit staff); and

•	assure the regular rotation of the audit partners (including, without limitation, the lead and concurring partners) as required under the Exchange Act and Regulation S-X.

In this regard, the Audit Committee may also (1) seek the opinion of management of the independent auditors’ performance and (2) consider whether, in order to assure continuing auditor independence, there should be regular rotation of the audit firm.

•	The Audit Committee may recommend to the Board policies with respect to the potential hiring of current or former employees of the independent auditor.

D.	Audited Financial Statements and Annual Audit

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The Audit Committee shall review the overall audit plan (both internal and external) with the independent auditor and the members of management who are responsible for preparing the Company’s financial statements, including the Company’s Chief Financial Officer and/or principal accounting officer or principal financial officer (the Chief Financial Officer and such other officer or officers are referred to herein collectively as the “Senior Accounting Executive”).

•

The Audit Committee shall review and discuss with management (including the Company’s Senior Accounting Executive) and with the independent auditor the Company’s annual audited financial statements, including (a) all critical accounting policies and practices used or to be used by the Company, (b) the Company’s disclosures under “Management’s Discussion and Analysis of Financial

Conditions and Results of Operations” prior to the filing of the Company’s Annual Report on Form 10-K, and (c) any significant financial reporting issues that have arisen in connection with the preparation of such audited financial statements.

•	The Audit Committee may review:

(i)	any analyses prepared by management and/or the independent auditors setting forth significant financial reporting issues and judgments made in connection with the preparation of the financial statements, including analyses of the effects of alternative GAAP methods on the financial statements. The Audit Committee may consider the ramifications of the use of such alternative disclosures and treatments on the financial statements, and the treatment preferred by the independent auditor. The Audit Committee may also consider other material written communications between the registered public accounting firm and management, such as any management letter or schedule of unadjusted differences;

(ii)	major issues as to the adequacy of the Company’s internal controls and any special audit steps adopted in light of material control deficiencies;

(iii)	major issues regarding accounting principles and procedures and financial statement presentations, including any significant changes in the Company’s selection or application of accounting principles; and

(iv)	the effects of regulatory and accounting initiatives, as well as off-balance sheet transactions and structures, on the financial statements of the Company.

•

The Audit Committee shall review and discuss with the independent auditor (outside of the presence of management) how the independent auditor plans to handle its responsibilities under the Private Securities Litigation Reform Act of 1995, and request assurance from the auditor that Section 10A of the Private Securities Litigation Reform Act of 1995 has not been implicated.

•

The Audit Committee shall review and discuss with the independent auditor any audit problems or difficulties and management’s response thereto. This review shall include (1) any difficulties encountered by the auditor in the course of performing its audit work, including any restrictions on the scope of its activities or its access to information and (2) any significant disagreements with management.

•	This review may also include:

(i)	any accounting adjustments that were noted or proposed by the auditors but were “passed” (as immaterial or otherwise);

(ii)	any communications between the audit team and the audit firm’s national office regarding auditing or accounting issues presented by the engagement; and

(iii)	any management or internal control letter issued, or proposed to be issued, by the auditors.

•

The Audit Committee shall discuss with the independent auditors those matters brought to the attention of the Audit Committee by the auditors pursuant to Statement on Auditing Standards No. 61, as amended (“SAS 61”).

•	The Audit Committee shall also review and discuss with the independent auditors the report required to be delivered by such auditors pursuant to Section 10A(k) of the Exchange Act.

•

If brought to the attention of the Audit Committee, the Audit Committee shall discuss with the Chief Executive Officer and Chief Financial Officer of the Company (1) all significant deficiencies and material weaknesses in the design or operation of internal control over financial reporting which are reasonably likely to adversely affect the Company’s ability to record, process, summarize and report financial information required to be disclosed by the Company in the reports that it files or submits under the Exchange Act, within the time periods specified in the SEC’s rules and forms, and (2) any fraud involving management or other employees who have a significant role in the Company’s internal control over financial reporting.

•

Based on the Audit Committee’s review and discussions (1) with management of the audited financial statements, (2) with the independent auditor of the matters required to be discussed by SAS 61, and (3) with the independent auditor concerning the independent auditor’s independence, the Audit Committee shall make a recommendation to the Board as to whether the Company’s audited financial statements should be included in the Company’s Annual Report on Form 10-K for the last fiscal year.

•

The Audit Committee shall prepare the Audit Committee report required by Item 306 of Regulation S-K of the Exchange Act (or any successor provision) to be included in the Company’s annual proxy statement.

E.	Unaudited Quarterly Financial Statements

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The Audit Committee shall discuss with management and the independent auditor, prior to the filing of the Company’s Quarterly Reports on Form 10-Q, (1) the Company’s quarterly financial statements and the Company’s related disclosures under “Management’s Discussion and Analysis of Financial Condition and Results of Operations,” (2) such issues as may be brought to the Audit Committee’s attention by the independent auditor pursuant to Statement on Auditing Standards No. 100, and (3) any significant financial reporting issues that have arisen in connection with the preparation of such financial statements.

F.	Earnings Press Releases

•

The Audit Committee shall discuss the Company’s earnings press releases, as well as financial information and earnings guidance provided to analysts and rating agencies, including, in general, the types of information to be disclosed and the types of presentation to be made (paying particular attention to the use of “pro forma” or “adjusted” non-GAAP information).

G.	Risk Assessment and Management

•	The Audit Committee may discuss the guidelines and policies that govern the process by which the Company’s exposure to risk is assessed and managed by management.

•

In connection with the Audit Committee’s discussion of the Company’s risk assessment and management guidelines, the Audit Committee may discuss or consider the Company’s major financial risk exposures and the steps that the Company’s management has taken to monitor and control such exposures.

H.	Procedures for Addressing Complaints and Concerns

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The Audit Committee shall establish procedures for (1) the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls, or auditing matters and (2) the confidential, anonymous submission by employees of the Company of concerns regarding questionable accounting or auditing matters.

•	The Audit Committee may review and reassess the adequacy of these procedures periodically and adopt any changes to such procedures that the Audit Committee deems necessary or appropriate.

I.	Regular Reports to the Board

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The Audit Committee shall regularly report to and review with the Board any issues that arise with respect to the quality or integrity of the Company’s financial statements, the Company’s compliance with legal or regulatory requirements, the performance and independence of the independent auditors and any other matters that the Audit Committee deems appropriate or is requested to review for the benefit of the Board.

VI.	Additional Authority

The Audit Committee is authorized, on behalf of the Board, to do any of the following as it deems necessary or appropriate:

A.	Engagement of Advisors

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The Audit Committee may engage independent counsel and such other advisors it deems necessary or advisable to carry out its responsibilities and powers, and, if such counsel or other advisors are engaged, shall determine the compensation or fees payable to such counsel or other advisors.

B.	Legal and Regulatory Compliance

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The Audit Committee may discuss with management and the independent auditor, and review with the Board, the legal and regulatory requirements applicable to the Company and its subsidiaries and the Company’s compliance with such requirements. After these discussions, the Audit Committee may, if it determines it to be appropriate, make recommendations to the Board with respect to the Company’s policies and procedures regarding compliance with applicable laws and regulations.

•

The Audit Committee may discuss with management legal matters (including pending or threatened litigation) that may have a material effect on the Company’s financial statements or its compliance policies and procedures.

C.	Conflicts of Interest

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The Audit Committee shall conduct an appropriate review of all related party transactions for potential conflict of interest situations on an ongoing basis, and the approval of the Audit Committee shall be required for all such transactions.

D.	General

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The Audit Committee may form and delegate authority to subcommittees consisting of one or more of its members as the Audit Committee deems appropriate to carry out its responsibilities and exercise its powers.

•	The Audit Committee may perform such other oversight functions outside of its stated purpose as may be requested by the Board from time to time.

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In performing its oversight function, the Audit Committee shall be entitled to rely upon advice and information that it receives in its discussions and communications with management, the independent auditor and such experts, advisors and professionals as may be consulted with by the Audit Committee.

•

The Audit Committee is authorized to request that any officer or employee of the Company, the Company’s outside legal counsel, the Company’s independent auditor or any other professional retained by the Company to render advice to the Company attend a meeting of the Audit Committee or meet with any members of or advisors to the Audit Committee.

•	The Audit Committee is authorized to incur such ordinary administrative expenses as are necessary or appropriate in carrying out its duties.

Notwithstanding the responsibilities and powers of the Audit Committee set forth in this Charter, the Audit Committee does not have the responsibility of planning or conducting audits of the Company’s financial statements or determining whether the Company’s financial statements are complete, accurate and in accordance with GAAP. Such responsibilities are the duty of management and, to the extent of the independent auditor’s audit responsibilities, the independent auditor. In addition, it is not the duty of the Audit Committee to conduct investigations or to ensure compliance with laws and regulations or the Company’s Code of Business Conduct and Ethics.

ANNUAL MEETING OF STOCKHOLDERS OF

ANIMAL HEALTH INTERNATIONAL, INC.

November 20, 2007

Please date, sign and mail

your proxy card in the

envelope provided as soon

as possible.

Please detach along perforated line and mail in the envelope provided.’

20200000000000000000 6 112007

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE ELECTION OF DIRECTORS. PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE

1. To elect two (2) Class I members to the Board of Directors for three-year terms:

NOMINEES:

Michael Eisenson James C. Robison

FOR ALL NOMINEES

WITHHOLD AUTHORITY FOR ALL NOMINEES

FOR ALL EXCEPT

(See instructions below)

2. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Annual Meeting or any adjournments or postponements thereof.

THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS SPECIFIED, OR WHERE NO DIRECTION IS GIVEN, WILL BE VOTED “FOR” THE ELECTION OF THE DIRECTORS.

TO INCLUDE ANY COMMENTS, USE THE COMMENTS BOX ON THE REVERSE SIDE OF THIS CARD.

INSTRUCTION: To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT” and fiil in the circle next to each nominee you wish to withhold, as shown here:

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method.

Sianature of Stockholder

Date:

Signature of Stockholder

Date:

Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

ANNUAL MEETING OF STOCKHOLDERS OF

ANIMAL HEALTH INTERNATIONAL, INC.

November 20, 2007

PROXY VOTING INSTRUCTIONS

MAIL—Date, sign and mail your proxy card in the envelope provided as soon as possible.

-OR-

TELEPHONE—Call toll-free 1-800-PROXIES

(1-800-776-9437) in the United States or 1-718- 921-8500 from foreign countries and follow the instructions. Have your proxy card available when you call. _OR_

INTERNET—Access “www.voteproxy.com” and

follow the on-screen instructions. Have your proxy card available when you access the web page.

-OR-

IN PERSON—You may vote your shares in person by attending the Annual Meeting.

COMPANY NUMBER

ACCOUNT NUMBER

You may enter your voting instructions at 1-800-PROXIES in the United States or 1-718-921-8500 from foreign countries or www.voteproxy.com up until 11:59 PM Eastern Time the day before the cut-off or meeting date.

‘Please detach along perforated line and mail in the envelope provided IF you are not voting via telephone or the Internet.

20200000000000000000 6 112007

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE ELECTION OF DIRECTORS. PLEASE SIGN. DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE

1. To elect two (2) Class I members to the Board of Directors for three-year terms: NOMINEES:

Michael Eisenson James C. Robison

FOR ALL NOMINEES

WITHHOLD AUTHORITY FOR ALL NOMINEES

FOR ALL EXCEPT (See instructions below)

2. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Annual Meeting or any adjournments or postponements thereof.

THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS SPECIFIED, OR WHERE NO DIRECTION IS GIVEN, WILL BE VOTED “FOR” THE ELECTION OF THE DIRECTORS.

TO INCLUDE ANY COMMENTS, USE THE COMMENTS BOX ON THE REVERSE SIDE OF THIS CARD.

INSTRUCTION: To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT” and fill in the circle next to each nominee you wish to withhold, as shown here: ()

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method.

Signature of Stockholder

Date:

Signature of Stockholder

Date:

Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

ANIMAL HEALTH INTERNATIONAL, INC.

7	Village Circle, Ste 200 Westlake, TX 76262

ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON TUESDAY, NOVEMBER 20, 2007

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints William F. Lacey and Damian Olthoff, and each of them individually, the proxies of the undersigned, with power of substitution to each of them, to vote all shares of Animal Health International, Inc., a Delaware corporation (“AHI”), which the undersigned is entitled to vote at the Annual Meeting of Stockholders of AHI to be held on Tuesday, November 20, 2007, at 9:00 a.m., local time, at the Dallas Marriott Solana, 5 Village Circle, Westlake, TX 76262 (the “Annual Meeting”), or any adjournment or postponement thereof.

(Continued and to be signed on the reverse side)

COMMENTS: